SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 10, 2003
                                                          -------------

                                 SUSSEX BANCORP
                                 --------------
             (Exact name of registrant as specified in its charter)

          New Jersey                 0-29030                     22-3475473
----------------------------      -------------              -------------------
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)


              399 Route 23
          Franklin, New Jersey                                           07416
----------------------------------------                              ----------
(Address of principal executive offices)                              (Zip Code)



        Registrant's telephone number, including area code (973) 827-2914
                                                           --------------

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Item 5.  Other events.
         ------------

         The Registrant issued a press release on July 10, 2003 announcing the declaration of a $0.07 per share cash dividend payable on August 5, 2003 to shareholders of record as of July 28, 2003.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (a)     None.
         (b)     None.
         (c) Exhibits: Exhibit 99 -- Press release announcing first quarter 2003 results and cash dividend.

Item 9. Information Furnished Pursuant to Item 12 of Form 8-K--Regulation FD
        --------------------------------------------------------------------
        Disclosure and Results of Operations and Financial Condition.
        -------------------------------------------------------------

         The Registrant issued a press release on July 10, 2003 announcing the Registrant's results of operations for the second quarter of 2003.

         This Form 8-K provides the results of the Registrant's operations for the second quarter of 2003 under Item 12 - Results of Operations and Financial Condition. The information is furnished under Item 9 of the Form 8-K in accordance with interim guidance issued by the SEC in Release No. 33-8216. Such information, including the exhibit to the Form 8-K, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 ("Exchange Act") or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, Sussex Bancorp, has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          SUSSEX BANCORP
                                          --------------
                                          (Registrant)

Dated:   July 10, 2003                By: /s/ Candace A. Leatham
                                          ----------------------
                                          CANDACE A. LEATHAM
                                          Executive Vice President and Treasurer

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


                                  EXHIBIT INDEX
                                  -------------

                           CURRENT REPORT ON FORM 8-K
                           --------------------------


Exhibit No.       Description                                          Page No.
-----------       -----------                                          --------

99                Press release announcing second quarter               5 - 7
                  2003 results and cash dividend.


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